SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2006
WHEELING-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50300	55-0309927

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1134 Market Street, Wheeling, WV	26003

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (304) 234-2400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
     On October 25, 2006, Wheeling-Pittsburgh Corporation (the “Company”) announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Companhia Siderúrgica Nacional (“CSN”), a Brazilian corporation, CSN Holdings Corp., a Delaware corporation and an indirect subsidiary of CSN (“CSN Holdings”), and CSN Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of CSN Holdings (“CSN Acquisition”). The Merger Agreement contemplates that the Company will merge with and into CSN Acquisition (the “Merger”), and each outstanding share of common stock of the Company will be converted into a right to receive one share of common stock of CSN Holdings, such that current stockholders of the Company will own 50.5%, and CSN will own the remaining 49.5%, of the outstanding common stock of CSN Holdings after the Merger. Upon consummation of the Merger, CSN Holdings, which will be renamed “Wheeling-Pittsburgh Corporation” (“Wheeling-Pittsburgh”), will own, directly or indirectly, Wheeling-Pittsburgh Steel Corporation (“WPSC”) and Companhia Siderúrgica Nacional, LLC, a current subsidiary of CSN Holdings and an owner of a steel processing facility in Terre Haute, Indiana (“CSN, LLC”).
     The Merger Agreement is conditioned on, among other customary conditions, the adoption of the Merger Agreement by the stockholders of the Company, expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shares of CSN Holdings common stock being approved for listing on The New York Stock Exchange or The NASDAQ Global Market, the execution of certain amendments to the Company’s senior credit agreements by the Emergency Steel Loan Guarantee Board, the Company’s senior lenders and the other parties to such agreements, and the execution of, as well as the consummation of the transactions under, a Note Purchase Agreement (the “Note Purchase Agreement”) to be entered into by CSN, CSN Holdings, WPSC and CSN, LLC.
     The parties to the Merger Agreement contemplate that, pursuant to the Note Purchase Agreement, CSN Holdings and CSN, LLC, as co-issuers, will issue to CSN convertible senior secured notes due 2010, in the principal amount of $150 million, and CSN Holdings and WPSC, as co-issuers will issue to CSN convertible senior secured notes due 2010, in the principal amount of $75 million (collectively, the “Notes”). The Notes will be convertible into common stock of CSN Holdings, subject to the consent of the United Steelworkers, and the proceeds of the Notes will be used for certain capital improvements at WPSC and CSN, LLC, as well as to enhance the liquidity position of Wheeling-Pittsburgh.
     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.
     In connection with the Merger, the Company and CSN Holdings expect to file with the Securities and Exchange Commission (the “SEC”) a registration statement containing a preliminary proxy statement and prospectus. The Company urges its stockholders to read the proxy statement and prospectus in its entirety when it becomes available because it will contain important information regarding the Merger.

When filed, the proxy statement and prospectus will be available at no charge at the SEC’s website at http://www.sec.gov.
ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
     The disclosure included in Item 3.03 of this Form 8-K is incorporated by reference into this Item 1.02.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
     Prior to the execution of the Merger Agreement, the Board of Directors of the Company approved an amendment to the Rights Agreement, dated as of February 14, 2005 (the “Rights Agreement”), between the Company and Computershare Investor Services, LLC (successor to Equiserve Trust Company), as rights agent, to accelerate the final expiration date of the rights issued thereunder (the “Rights”) to the close of business on October 24, 2006 (the “Rights Agreement Amendment”). The Rights Agreement Amendment has the effect of terminating the Rights Agreement effective as of October 24, 2006. The Rights Agreement Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.
* * *
     Wheeling-Pittsburgh Corporation, together with the other participants as indicated below, intends to file with the SEC a proxy statement and accompanying proxy card to be used to solicit votes for a special meeting of stockholders to seek approval of the Company’s proposed strategic alliance with CSN. The Company urges its shareholders to read the proxy statement in its entirety when it becomes available because it will contain important information, including information on the participants and their interests in Wheeling-Pittsburgh Corporation. When filed, the proxy statement will be available at no charge at the SEC’s website at http://www.sec.gov. The participants in this proxy solicitation are Wheeling-Pittsburgh Corporation and the other participants included in the proxy statement to be filed with the SEC. Additional information regarding the participants in the proxy solicitation and their respective interests may be obtained by reading the proxy statement regarding the proposed strategic alliance when it becomes available.
FORWARD-LOOKING STATEMENTS CAUTIONARY LANGUAGE
     The Merger Agreement and the Rights Agreement Amendment have been included in this filing to provide investors with information regarding their respective terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described in this filing, the Merger Agreement and the Rights Agreement Amendment are not intended to be a source of factual, business or operational information about the parties thereto.
     The representations, warranties, covenants and agreements made by the parties to the Merger Agreement are made as of specific dates and are qualified and limited, including by information in disclosure schedules that the parties exchanged in connection with the execution of the Merger Agreement. Moreover, certain of the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders. Representations and warranties may be used as a tool to allocate risks between the parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective affiliates.
     The information contained in this filing, other than historical information, consists of forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. In particular, statements containing estimates or projections of future operating or financial performance are not historical facts, and only represent a belief based on various assumptions, all of which are inherently uncertain. Forward-looking statements reflect the current views of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in such statements. These risks and uncertainties include, among others, factors relating to (1) the risk that the businesses of CSN Holdings and the Company will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) the ability of CSN, CSN Holdings and the Company to realize the expected benefits from the Merger, including expected operating efficiencies, synergies, cost savings and increased productivity, and the timing of realization of any such expected benefits; (3) lower than expected operating results for the Company prior to the Merger and for Wheeling-Pittsburgh after the Merger; (4) the risk of unexpected consequences resulting from the Merger; (5) the risk of labor disputes, including as a result of the Merger or the failure to reach a satisfactory collective bargaining with the production employees; (6) the ability of the Merger to operate successfully within a highly cyclical industry; (7) the extent and timing of the entry of additional competition in the markets in which the Wheeling-Pittsburgh will operate; (8) the risk of decreasing prices for Wheeling-Pittsburgh’s products; (9) the risk of significant supply shortages and increases in the cost of raw materials, especially carbon slab supply, and the impact of rising natural gas prices; (10) rising worldwide transportation costs due to historically high and volatile oil prices; (11) the ability of Wheeling-Pittsburgh to complete, and the cost and timing of, capital improvement projects, including upgrade and expansion of Wheeling-Pittsburgh’s hot strip mill and construction of an additional galvanizing line; (12) increased competition from substitute materials, such as aluminum; (13) changes in environmental and other laws and regulations to which Wheeling-Pittsburgh is subject; (14) adverse changes in interest rates and other financial market conditions; (15) failure of the Notes to be converted into equity of Wheeling-Pittsburgh; (16) changes in United States trade policy and governmental actions with respect to imports, particularly with respect to restrictions or tariffs on the importation of carbon slabs; and (17) political, legal and economic conditions and developments in the United States and in foreign countries in which Wheeling-Pittsburgh will operate. There is no guarantee that the expected events, trends or results will actually occur. The statements are based on many assumptions and factors, and any changes in such assumptions or factors could cause actual results to differ materially from current expectations. CSN, CSN Holdings and the Company assume no duty to update forward-looking statements. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained in CSN’s and the Company’s filings with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Companhia Siderúrgica Nacional, CSN Holdings Corp., CSN Acquisition Corp. and Wheeling-Pittsburgh Corporation, dated as of October 24, 2006 (filed herewith) (Exhibits and Disclosure Schedules have been omitted and shall be furnished to the SEC upon request)

4.1	Amendment, dated as of October 24, 2006, to the Rights Agreement, dated as of February 14, 2005, between Wheeling-Pittsburgh Corporation and Computershare Investor Services, LLC (successor to Equiserve Trust Company), as Rights Agent (filed herewith)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELING-PITTSBURGH CORPORATION

By:	/s/ Paul J. Mooney

Paul J. Mooney Executive Vice President and Chief Financial Officer
Dated: October 30, 2006